UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 4, 2014

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------- (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On February 4, 2014, the Board of Directors of Emerson Electric Co. (the “Company”) elected Candace Kendle, retired Chairman and Chief Executive Officer of Kendle International Inc., as a Director of the Company. She will stand for election at the Company’s 2015 Annual Meeting of Stockholders. Dr. Kendle was also appointed to serve as a member of the Corporate Governance and Nominating Committee and the Finance Committee.
Dr. Kendle will be compensated on the same basis as all other non-management Directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2014 Annual Meeting of Stockholders (the "Proxy Statement"). This includes an award of 1,964 shares of restricted stock, representing the $125,000 restricted stock portion of the annual retainer payable to all non-management directors.
A copy of the February 4, 2014 press release announcing Dr. Kendle’s election is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The final results for each of the matters submitted to a vote of stockholders at the Company’s 2014 Annual Meeting of Stockholders held on February 4, 2014 are as follows:
Proposal 1: The six Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
D. N. Farr	488,649,596	14,995,433	101,296,118
H. Green	470,842,280	32,802,749	101,296,118
C. A. Peters	476,755,742	26,889,287	101,296,118
J. W. Prueher	493,142,583	10,502,446	101,296,118
A. A. Busch	489,526,925	14,118,104	101,296,118
J. S. Turley	493,657,146	9,987,883	101,296,118

Proposal 2: The Company's executive compensation as described in the Proxy Statement was approved by the non-binding advisory votes of the stockholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
482,407,649	15,782,717	5,454,663	101,296,118

Proposal 3: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2014 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
597,370,683	5,260,478	2,309,986

Proposal 4: The stockholder proposal requesting the issuance of a sustainability report as described in the Proxy Statement was not approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
158,110,178	257,174,579	88,360,272	101,296,118

Proposal 5: The stockholder proposal requesting issuance of a political contributions report as described in the Proxy Statement was not approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
201,900,933	224,218,675	77,525,421	101,296,118

Proposal 6: The stockholder proposal requesting issuance of a lobbying report as described in the Proxy Statement was not approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
177,851,313	248,990,720	76,802,996	101,296,118

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number     Description of Exhibits
99.1            Press release dated February 4, 2014.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: February 5, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary